August 20, 2021

DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS

Dreyfus Government Securities Cash Management

Supplement to Current Prospectuses

The following information supersedes and replaces the last paragraph in the section of the fund's prospectus entitled "Shareholder Guide – General Policies":

BNYM Investment Adviser generally will seek to place, over time, a majority of the aggregate dollar value of purchase orders for Dreyfus Government Securities Cash Management's portfolio securities with designated dealers that are owned by minorities, women, disabled persons, veterans and members of other qualified and recognized diversity and inclusion groups (D&I Dealers), subject to BNYM Investment Adviser's duty to seek the best execution for the fund's portfolio transactions. Certain U.S. government-sponsored enterprises, such as the Federal Home Loan Banks and the Federal Farm Credit Banks Funding Corporation, have established diversity and inclusion dealer groups (Dealer Groups), and members of certain Dealer Groups, as determined by BNY Mellon Investment Adviser, that are otherwise authorized to trade with the fund, generally will be eligible for designation as D&I Dealers.

0227S0821